                                                             EXHIBIT 99.3


                    SECOND AMENDMENT TO
                      CREDIT AGREEMENT
                   (MULTI-YEAR FACILITY)



          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (MULTI-
YEAR FACILITY (this "Second Amendment") is dated as of
September 30, 1994 and is entered into by and among MATTEL, INC., a Delaware corporation (the "Company"), THE FINANCIAL
INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF
(individually referred to herein as a "Bank" and collectively as the "Banks") and BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION as the agent for the Banks
(the "Agent") and amends the Credit Agreement (Multi-Year
Facility) dated as of March 18, 1994 among the Company, the Banks and the Agent, as amended by the First Amendment to Credit Agreement dated as of May 17, 1994 (the "Credit
Agreement").

                   PRELIMINARY STATEMENT.

          The parties to the Credit Agreement desire to amend the Credit Agreement.

          In consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. Terms. All capitalized terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Loan Documents shall mean the Loan Documents as hereby amended.

          2. Amendments. The parties hereto agree that the Credit Agreement is amended as follows:

          2.1  The definition of "Future Indebtedness" in
Section 1.1 of the Agreement is amended and restated in its entirety as follows and realphabetized in Section 1.1 as appropriate:

          "Debt" means unsecured Indebtedness for borrowed money by the Company or its Domestic Material Subsidiaries having maturities in excess of one year, excluding (i) intercompany Indebtedness, (ii) Indebtedness permitted to be secured under Section 7.2,
     (iii) Indebtedness incurred under the Transfer and

     Administration Agreement and (iv) Indebtedness hereunder and under the 364-Day Facility."

          2.2 Section 7.1(b) of the Credit Agreement is amended and restated in its entirety as follows:

                    "(b) Additional Debt incurred since
          January 1, 1994 not exceeding, on a cumulative basis, the following amounts for the calendar years indicated:

                                   Cumulative Additional
               Year                Debt Permitted

               1994                $150,000,000
               1995                $300,000,000
               1996                $450,000,000
               1997                $600,000,000

               provided, that any such Debt (x) will not contain any terms and conditions that in the aggregate are more restrictive than the terms and conditions contained in this Agreement (y) will not cause the Company to be in violation of Sections 7.5, 7.6, or 7.7 of this Agreement, and
          (z) will not exceed an additional $150,000,000 in the aggregate in any one calendar year at any time."

          2.3  Section 7.6 of the Credit Agreement is
amended and restated in its entirety as follows:

                    "7.6 Consolidated Tangible Net Worth.
          The Company shall not permit its Consolidated Tangible Net Worth at the end of any fiscal quarter to be less than $655,000,000 plus 50% of each fiscal quarter's Consolidated Net Income subsequent to December 31, 1993 (but without reduction for any losses) plus 100% of any Net Issuance Proceeds less an amount equal to the Company's cost of any repurchases of the Company's capital stock or any goodwill due to acquisitions subsequent to December 31, 1993 in an aggregate amount not exceeding $125,000,000."

          3. Representations and Warranties. The Company represents and warrants to the Banks, the Agent:

          3.1 Authorization. The execution, delivery and performance of this Second Amendment by the Company has been duly authorized by all necessary corporate action by the Company and has been duly executed and delivered by the Company.

          3.2 Binding Obligation. This Second Amendment and the Loan Documents are legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by the application of general principles of equity.

          3.3 No Legal Obstacle to Agreements. Neither the execution of this Second Amendment, the making by the Company of any borrowings under the Credit Agreement, as amended hereby, nor the performance of the Loan Documents by the Company has constituted or resulted in or will constitute or result in a breach of the provisions of any material agreement, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any material agreement of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to be obtained by the Company to permit the execution, delivery or performance by the Company of this Second Amendment, the Loan Documents, as amended hereby, or the transactions contemplated hereby or thereby, or the making of any borrowing by the Company under the Credit Agreement, as amended hereby.

          3.4  Incorporation of Certain Representations.
The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

          3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

          4. Conditions, Effectiveness. The effectiveness of this Second Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent:

          4.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this Second Amendment, authorizing the amendments to the Loan Documents herein provided for and the execution, delivery and performance of this Second Amendment and any other instrument or agreement required hereunder.

          4.2  Authorized Signatories.  A certificate,
signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.3 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the Loan Documents and the compliance with the conditions set forth herein.

          5.   Miscellaneous.

          5.1 Effectiveness of the Agreements. Except as hereby amended, the Loan Documents shall remain in full force and effect. This Second Amendment shall be effective
September 30, 1994.

          5.2 Waivers. This Second Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          5.3  Consent of Transfer and Administration
Agent. NationsBank of Texas, N.A. consents and agrees to the terms hereof in its capacity as Transfer and Administration Agent.

          5.4 Counterparts. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Company, the Banks, the Agent and Mattel Sales shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.5 Jurisdiction. This Second Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by their duly authorized officers as of the day and year first above written.


                         MATTEL, INC.


                         By  /s/ William Stavro
                             ---------------------------
                             Vice President and
                               Treasurer


AGENT                    BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as Agent


                         By  /s/ Kay Warren
                             ---------------------------
                             Vice President


BANKS:                   BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         By  /s/ Robert W. Troutman
                             ---------------------------
                             ROBERT W. TROUTMAN
                             Vice President


                         ABN AMRO BANK N.V.

                         By  /s/ J. Alexander Pruijs
                             ---------------------------
                         Title  Vice President

                         By  /s/ John A. Miller
                             ---------------------------
                         Title  Vice President


                         THE BANK OF CALIFORNIA, N.A.


                         By  /s/ Thomas H. Tegart
                             ---------------------------
                         Title  Vice President

(Signatures continue)

                         BANQUE NATIONALE DE PARIS

                         By  /s/ Clive Bettles
                             ---------------------------
                         Title  Vice President


                         By  /s/ Deborah Gohh
                             ---------------------------
                         Title  Vice President


                         CHEMICAL BANK


                         By  /s/ Susie Kjorlien
                             ---------------------------
                         Title:  Vice President


                         BANK OF AMERICA ILLINOIS
                           (FORMERLY NAMED CONTINENTAL BANK
                           N.A.)

                         By  /s/ Robert W. Troutman
                             ---------------------------
                         Title  Vice President


                         DRESDNER BANK AG, Los Angeles
                           Agency

                         By  /s/ Jon M. Bland
                             ---------------------------
                         Title  Senior Vice President

                         By  /s/ Dennis G. Blank
                             ---------------------------
                         Title  Vice President


                         THE FIRST NATIONAL BANK OF BOSTON


                         By  /s/ Debra Zurka
                             ---------------------------
                         Title  Vice President


                         MANUFACTURERS & TRADERS TRUST CO.

                         By  /s/ Geoffery R. Fenn
                             ---------------------------
                         Title  Vice President
(Signatures continue)

                         MARINE MIDLAND BANK

                         By  /s/ Mary Ann Tappero
                             ---------------------------
                         Title  Vice President


                         NATIONSBANK OF TEXAS, N.A.,
                           as a Bank and as Transfer and
                           Administration Agent

                         By  /s/ J. Blake Seaton
                             ---------------------------
                         Title  Vice President


                         PNC BANK, NATIONAL ASSOCIATION

                         By  /s/ Ted A. Dunn
                             ---------------------------
                         Title  Assistant Vice President


                         ISTITUTO BANCARIO SAN
                           PAOLO di TORINO SpA

                         By  /s/ Donald W. Brown
                             ---------------------------
                         Title  Branch Manager


                         By  /s/ Glen Binder
                             ---------------------------
                         Title  Vice President


                         TORONTO-DOMINION (TEXAS), INC.


                         By  /s/ Diane Bailey
                             ---------------------------
                         Title  Vice President

                  CONSENT OF MATTEL SALES CORP.


          The undersigned Mattel Sales Corp. hereby consents to the foregoing Second Amendment to Credit Agreement (Multi-Year
Facility) dated as of September 30, 1994, and reaffirms the Continuing Guaranty (Multi-Year Facility) dated as of March 18,
1994 and the Mattel Sales Security Agreement dated as of March 18, 1994 executed and delivered by Mattel Sales Corp.

                         Date:  September 30, 1994


                         MATTEL SALES CORP.


                         By: /s/ William Stavro
                             ---------------------------
                         Title: Vice President and
                                  Treasurer